                                   EXHIBIT 13

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

            P (1 + T) to the power of (n)  =  ERV

            P = a hypothetical initial purchase payment of $1,000

            T = average annual total return for the period in question

            n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I. VARIABLE SEPARATE ACCOUNT: STANDARDIZED 1-YEAR RETURNS

   CALCULATION OF ANNUAL RETURN

   FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

   ANNUAL RETURN = (FUND VALUE / 1000) - 1

   UNIT VALUES - (NOT APPLICABLE)

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth       Growth    Allocation      Growth
                         ------------   ------------    --------    ---------   ----------    --------   ----------     ---------
Fund Value                  $ 691.14     $1,006.16      $ 695.93     $995.86     $ 670.14     $ 606.15     $ 839.99     $ 624.77
One Year Total Return        -30.89%          0.62%      -30.41%      -0.41%      -32.99%      -39.38%      -16.00%      -37.52%
Period Years                    1.00          1.00          1.00        1.00         1.00         1.00         1.00         1.00

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond         Value       Street       Markets      Leaders        Value*      Bond        Equities
                            ---------     --------     --------     --------     ---------      -------     -------      --------
Fund Value                    $987.58      $749.60      $849.08      $841.99      $719.21          N/A      $972.63      $649.26
One Year Total Return          -1.24%      -25.04%      -15.09%      -15.80%      -28.08%          N/A       -2.74%      -35.07%
Period Years                     1.00         1.00         1.00         1.00         1.00         1.00         1.00         1.00

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research      Income    Opportunities    Bond       Diver. Eq.    Income     Investors Trust    Growth
                           --------     --------   -------------  ----------   ----------   ----------  ---------------  -----------
Fund Value                  $636.52      $706.11      $519.02      $856.50      $632.07      $707.56       $707.34        $448.28
One Year Total Return       -36.35%      -29.39%      -48.10%      -14.35%      -36.79%      -29.24%       -29.27%        -55.17%
Period Years                   1.00         1.00         1.00         1.00         1.00         1.00          1.00           1.00

                                          Putnam                    Small &
                            MFS Total     Growth:       Real        Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return       Voyager      Estate       Value*     Balanced     Technology    Utility     High Inc.
                            ---------     -------      ------      --------   ----------    ----------    -------     ---------
Fund Value                   $866.65      $653.27      $974.64       N/A        $764.56      $424.15      $678.28      $909.36
One Year Total Return        -13.34%      -34.67%       -2.54%       N/A        -23.54%      -57.58%      -32.17%       -9.06%
Period Years                    1.00         1.00         1.00      1.00           1.00         1.00         1.00         1.00

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT*    Comstock VK      Income VK         Growth AFS*       Growth AFS*         AFS*
                               -----------    -----------      ---------         -----------       -----------      -------------
Fund Value                         N/A          $721.19          $767.36              N/A              N/A              N/A
One Year Total Return              N/A          -27.88%          -23.26%              N/A              N/A              N/A
Period Years                      1.00             1.00             1.00             1.00             1.00             1.00


* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000) to the power of (1/5) - 1

     UNIT VALUES - (NOT APPLICABLE)

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth       Growth    Allocation      Growth*
                         ------------   ------------   ----------   ---------   ----------    ---------  ----------     ---------
Fund Value                $1,029.65      $1,047.55     $  996.71    $1,061.60    $  966.41    $  970.71   $  980.50         N/A
Five Year Total Return        2.97%          4.75%        -0.33%        6.16%       -3.36%       -2.93%      -1.95%         N/A
Period Years                   5.00           5.00          5.00         5.00         5.00         5.00        5.00        5.00

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond         Value       Street*       Markets      Leaders        Value*      Bond        Equities
                            ---------     --------     --------     --------     ---------      -------    ---------     --------
Fund Value                  $1,025.84      $991.34        N/A        $927.32      $978.67          N/A     $1,037.33      $932.78
Five Year Total Return          2.58%       -0.87%        N/A         -7.27%       -2.13%          N/A         3.73%       -6.72%
Period Years                     5.00         5.00       5.00           5.00         5.00         5.00          5.00         5.00

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research*     Income    Opportunities*   Bond       Diver. Eq.    Income     Investors Trust    Growth*
                           --------     --------   -------------- ----------   ----------   ----------  ---------------  -----------
Fund Value                    N/A        $984.81        N/A        $943.72      $894.81      $946.74        $957.86          N/A
Five Year Total Return        N/A         -1.52%        N/A         -5.63%      -10.52%       -5.33%         -4.21%          N/A
Period Years                 5.00           5.00       5.00           5.00         5.00         5.00           5.00         5.00

                                          Putnam                    Small &
                            MFS Total     Growth:       Real        Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return       Voyager      Estate       Value*     Balanced     Technology*   Utility     High Inc.
                            ---------     -------      ------      --------   ----------    -----------   -------     ---------
Fund Value                  $1,044.38     $933.27      $995.03         N/A      $979.76          N/A      $905.53      $961.40
Five Year Total Return          4.44%      -6.67%       -0.50%         N/A       -2.02%          N/A       -9.45%       -3.86%
Period Years                     5.00        5.00         5.00        5.00         5.00         5.00         5.00         5.00

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT*    Comstock VK*     Income VK*        Growth AFS*       Growth AFS*         AFS*
                               -----------    ------------     ----------        -----------       -----------      -------------
Fund Value                         N/A            N/A             N/A                N/A                N/A              N/A
Five Year Total Return             N/A            N/A             N/A                N/A                N/A              N/A
Period Years                      5.00           5.00            5.00               5.00               5.00             5.00

* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

IV.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED LIFETIME RETURNS

     FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000) to the power of (1/PERIOD) - 1

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth       Growth    Allocation      Growth
                         ------------   ------------   ----------   ---------   ----------    ---------  ----------     ---------
Fund Value                $1,100.21      $1,051.62     $1,076.89    $1,051.86   $  999.61     $1,082.93   $1,056.70      $ 699.82
Annualized Total
 Return Since
 Inception                   10.02%          5.16%         7.69%        5.19%      -0.04%         8.29%       5.67%       -30.02%
Period Years                   9.89           9.86          9.87         8.17        6.58          9.90        9.51          2.48

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond         Value       Street       Markets      Leaders        Value*      Bond        Equities
                            ---------     ---------    --------     --------     ---------      -------    ---------     --------
Fund Value                  $1,041.32     $1,097.96    $ 968.22     $ 904.16     $1,038.20      $ 869.88   $1,052.40     $1,022.94
Annualized Total
 Return Since
 Inception                       4.13%         9.80%      -3.18%       -9.58%         3.82%       -13.01%       5.24%         2.29%
Period Years                     9.51          8.18        4.75         5.58          6.58          0.42        9.51          9.90

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research      Income    Opportunities    Bond       Diver. Eq.    Income     Investors Trust    Growth
                           --------     --------   -------------  ----------   ----------   ----------  ---------------  -----------
Fund Value                 $ 728.67    $1,076.73     $  605.54    $1,014.51     $ 959.24     $ 963.58      $1,040.88     $  893.47
Annualized Total
 Return Since
 Inception                  -27.13%         7.67%      -39.45%        1.45%       -4.08%       -3.64%          4.09%       -10.65%
Period Years                   2.49         9.90          2.49         9.90         8.18         5.58           9.90          3.75

                                          Putnam                   Small &
                            MFS Total     Growth:       Real       Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return       Voyager      Estate      Value*     Balanced     Technology    Utility     High Inc.
                            ---------    ---------    ---------   --------   ----------    ----------    -------     ---------
Fund Value                  $1,087.19    $1,032.72    $1,026.78   $941.35    $1,033.39       $421.28     $975.23     $1,041.33
Annualized Total
 Return Since
 Inception                      8.72%        3.27%        2.68%    -5.86%        3.34%       -57.87%      -2.48%         4.13%
Period Years                     8.18         9.90         5.58      0.42         6.58          2.49        6.58          8.18

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT*    Comstock VK      Income VK         Growth AFS*       Growth AFS*         AFS*
                               -----------    -----------      ---------         -----------       -----------      -------------
Fund Value                       $747.78        $787.83        $850.34            $1,024.77         $1,018.21         $1,018.20
Annualized Total
 Return Since
 Inception                       -25.22%        -21.22%        -14.97%                2.48%             1.82%             1.82%
Period Years                        0.67           1.21           1.21                 0.25              0.25              0.25

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV. CALCULATION OF STANDARDIZED ANNUAL RETURN

    UNIT VALUES:

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth       Growth    Allocation      Growth
                         ------------   ------------   ----------   ---------   ----------    ---------  ----------     ---------
Inception Dates           02/12/93       02/22/93       02/19/93     10/31/94    06/03/96      02/09/93   07/01/93      07/10/00
Inception Date
 Unit Value                 $10.00         $10.00         $10.00       $10.00      $10.00        $10.00     $10.00        $10.00
12/31/2002                  $11.00         $10.52         $10.77       $10.52      $10.00        $10.83     $10.57         $7.00

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond         Value       Street       Markets      Leaders        Value       Bond        Equities
                            ---------     ---------    --------     --------     ---------      -------    ---------     --------
Inception Dates              07/01/93      10/28/94    04/01/98     06/02/97      06/03/96      08/01/02    07/01/93     02/09/93
Inception Date
 Unit Value                    $10.00        $10.00      $10.00       $10.00        $10.00        $10.00      $10.00       $10.00
12/31/2002                     $10.41        $10.98       $9.68        $9.04        $10.38         $8.70      $10.52       $10.23

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research      Income    Opportunities    Bond       Diver. Eq.    Income     Investors Trust    Growth
                           --------     --------   -------------  ----------   ----------   ----------  ---------------  -----------
Inception Dates            07/05/00     02/09/93     07/06/00     02/09/93      10/28/94      06/02/97      02/09/93      04/01/99
Inception Date
 Unit Value                  $10.00       $10.00       $10.00       $10.00        $10.00        $10.00        $10.00        $10.00
12/31/2002                    $7.29       $10.77        $6.06       $10.15         $9.59         $9.64        $10.41         $8.93

                                          Putnam                   Small &
                            MFS Total     Growth:       Real       Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return       Voyager      Estate      Value      Balanced     Technology    Utility     High Inc.
                            ---------    ---------    ---------   --------   ----------    ----------    -------     ---------
Inception Dates             10/28/94     02/09/93     06/02/97    08/01/02    06/03/96      07/05/00     06/03/96    10/28/94
Inception Date
 Unit Value                   $10.00       $10.00       $10.00      $10.00      $10.00        $10.00       $10.00      $10.00
12/31/2002                    $10.87       $10.33       $10.27       $9.41      $10.33         $4.21        $9.75      $10.41

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT     Comstock VK      Income VK         Growth AFS        Growth AFS          AFS
                               -----------    -----------      ---------         -----------       -----------      -------------
Inception Dates                 05/01/02        10/15/01       10/15/01            09/30/02         09/30/02          09/30/02
Inception Date
 Unit Value                       $10.00          $10.00         $10.00              $10.00           $10.00           $10.00
12/31/2002                         $7.48           $7.88          $8.50              $10.25           $10.18           $10.18

I.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

    ANNUAL RETURN = (FUND VALUE / 1000) - 1

    UNIT VALUES - (NOT APPLICABLE)

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth       Growth    Allocation      Growth
                         ------------   ------------   ----------   ---------   ----------    ---------  ----------     ---------
Fund Value                  $691.14      $1,006.16       $695.93      $995.86      $670.14      $606.15    $839.99       $624.77
One Year Total Return       -30.89%          0.62%       -30.41%       -0.41%      -32.99%      -39.38%    -16.00%       -37.52%
Period Years                   1.00           1.00          1.00         1.00         1.00         1.00       1.00          1.00

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond         Value       Street       Markets      Leaders        Value*      Bond        Equities
                            ---------     ---------    --------     --------     ---------      -------    ---------     --------
Fund Value                   $987.58       $749.60      $849.08      $841.99       $719.21         N/A      $972.63       $649.26
One Year Total Return         -1.24%       -25.04%      -15.09%      -15.80%       -28.08%         N/A       -2.74%       -35.07%
Period Years                    1.00          1.00         1.00         1.00          1.00        1.00         1.00          1.00

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research      Income    Opportunities    Bond       Diver. Eq.    Income     Investors Trust    Growth
                           --------     --------   -------------  ----------   ----------   ----------  ---------------  -----------
Fund Value                 $636.52       $706.11      $519.02      $856.50       $632.07      $707.56       $707.34       $448.28
One Year Total Return      -36.35%       -29.39%      -48.10%      -14.35%       -36.79%      -29.24%       -29.27%       -55.17%
Period Years                  1.00          1.00         1.00         1.00          1.00         1.00          1.00          1.00

                                          Putnam                   Small &
                            MFS Total     Growth:       Real       Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return       Voyager      Estate      Value*     Balanced     Technology    Utility     High Inc.
                            ---------    ---------    ---------   --------   ----------    ----------    -------     ---------
Fund Value                   $866.65      $653.27      $974.64        N/A     $764.56       $424.15       $678.28     $909.36
One Year Total Return        -13.34%      -34.67%       -2.54%        N/A     -23.54%       -57.58%       -32.17%      -9.06%
Period Years                    1.00         1.00         1.00       1.00        1.00          1.00          1.00        1.00

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT     Comstock VK      Income VK         Growth AFS        Growth AFS          AFS
                               -----------    -----------      ---------         -----------       -----------      -------------
Fund Value                      $737.18        $721.19          $767.36            $770.27           $673.77           $733.94
One Year Total Return           -26.28%        -27.88%           -23.26%           -22.97%           -32.62%           -26.61%
Period Years                       1.00           1.00             1.00               1.00              1.00              1.00

* 1 - year returns for these portfolios are not available because the portfolios were not available for one full year.

II.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000) to the power of (1/5) - 1

     UNIT VALUES - (NOT APPLICABLE)

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth       Growth    Allocation      Growth*
                         ------------   ------------   ----------   ---------   ----------    ---------  ----------     ---------
Fund Value                $1,029.65      $1,047.55       $996.71    $1,061.60     $966.41      $970.71      $980.50        N/A
Five Year Total Return        2.97%          4.75%        -0.33%        6.16%      -3.36%       -2.93%       -1.95%        N/A
Period Years                   5.00           5.00          5.00         5.00        5.00         5.00         5.00       5.00

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond         Value       Street*      Markets      Leaders        Value*      Bond        Equities
                            ---------     ---------    --------     --------     ---------      -------    ---------     --------
Fund Value                  $1,025.84      $991.34         N/A      $927.32       $978.67          N/A     $1,037.33      $932.78
Five Year Total Return          2.58%       -0.87%         N/A       -7.27%        -2.13%          N/A         3.73%       -6.72%
Period Years                     5.00         5.00        5.00         5.00          5.00         5.00          5.00         5.00

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research      Income    Opportunities*   Bond       Diver. Eq.    Income     Investors Trust    Growth*
                           --------     --------   -------------  ----------   ----------   ----------  ---------------  -----------
Fund Value                   N/A        $984.81         N/A        $943.72       $894.81      $946.74       $957.86           N/A
Five Year Total Return       N/A         -1.52%         N/A         -5.63%       -10.52%       -5.33%        -4.21%           N/A
Period Years                5.00           5.00        5.00           5.00          5.00         5.00          5.00          5.00

                                          Putnam                   Small &
                            MFS Total     Growth:       Real       Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return       Voyager      Estate      Value*     Balanced     Technology*   Utility     High Inc.
                            ---------    ---------    ---------   --------   ----------    ----------    -------     ---------
Fund Value                  $1,044.38     $933.27      $995.03       N/A      $979.76         N/A        $905.53      $961.40
Five Year Total Return          4.44%      -6.67%       -0.50%       N/A       -2.02%         N/A         -9.45%       -3.86%
Period Years                     5.00        5.00         5.00      5.00         5.00        5.00           5.00         5.00

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT     Comstock VK*     Income VK         Growth AFS        Growth AFS          AFS
                               -----------    -----------      ---------         -----------       -----------      -------------
Fund Value                      $1,009.50         N/A          $1,029.01          $1,031.68         $1,043.91         $1,012.96
Five Year Total Return              0.95%         N/A              2.90%              3.17%             4.39%             1.30%
Period Years                         5.00        5.00               5.00               5.00              5.00              5.00

* 5 - year returns for these portfolios are not available because the portfolios were not available for five full years.

III. VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000) to the power of (1/10) - 1

     UNIT VALUES - (NOT APPLICABLE)

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth*      Growth*   Allocation*     Growth*
                         ------------   ------------   ----------   ---------   ----------    ---------  ----------     ---------
Fund Value                $1,104.16      $1,053.83     $1,070.73    $1,079.16        N/A          N/A         N/A           N/A
Ten Year Total Return        10.42%          5.38%         7.07%        7.92%        N/A          N/A         N/A           N/A
Period Years                  10.00          10.00         10.00        10.00      10.00        10.00       10.00         10.00

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond*        Value*      Street*      Markets*     Leaders*       Value*      Bond*       Equities*
                            ---------     ---------    --------     --------     ---------      -------    ---------     --------
Fund Value                      N/A           N/A          N/A          N/A          N/A           N/A          N/A          N/A
Ten Year Total Return           N/A           N/A          N/A          N/A          N/A           N/A          N/A          N/A
Period Years                  10.00         10.00        10.00        10.00        10.00         10.00        10.00        10.00

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research*     Income*   Opportunities*   Bond*      Diver. Eq.*   Income*    Investors Trust*   Growth*
                           --------     --------   -------------  ----------   ----------   ----------  ---------------- -----------
Fund Value                    N/A           N/A          N/A          N/A          N/A          N/A            N/A           N/A
Ten Year Total Return         N/A           N/A          N/A          N/A          N/A          N/A            N/A           N/A
Period Years                10.00         10.00        10.00        10.00        10.00        10.00          10.00         10.00

                                          Putnam                   Small &
                            MFS Total     Growth:       Real       Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return*      Voyager*     Estate*     Value*     Balanced*    Technology*   Utility*    High Inc.*
                            ---------    ---------    ---------   --------   ----------    ----------    --------    ----------
Fund Value                      N/A          N/A          N/A         N/A         N/A           N/A          N/A         N/A
Ten Year Total Return           N/A          N/A          N/A         N/A         N/A           N/A          N/A         N/A
Period Years                  10.00        10.00        10.00       10.00       10.00         10.00        10.00       10.00

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT     Comstock VK*     Income VK*        Growth AFS*       Growth AFS           AFS
                               -----------    ------------     ----------        -----------       -----------      -------------
Fund Value                     $1,085.46          N/A              N/A               N/A            $1,102.68        $1,085.57
Ten Year Total Return              8.55%          N/A              N/A               N/A               10.27%            8.56%
Period Years                       10.00        10.00            10.00             10.00                10.00            10.00

* 10 - year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL LIFETIME RETURNS

     FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(TO THE POWER OF)(1/PERIOD) - 1

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth       Growth    Allocation      Growth
                         ------------   ------------   ----------   ---------   ----------    ---------  ----------     ---------
Fund Value                $1,107.89      $1,073.67     $1,095.63    $1,058.19     $999.61     $1,082.93   $1,056.70       $704.61
Annualized Total
 Return Since
 Inception                   10.79%          7.37%         9.56%        5.82%      -0.04%         8.29%       5.67%       -29.54%
Period Years                  15.79          18.33         18.33        15.00        6.58          9.90        9.51          2.49

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond         Value       Street       Markets      Leaders        Value*      Bond        Equities
                            ---------     ---------    --------     --------     ---------      -------    ---------     --------
Fund Value                  $1,041.32     $1,097.96     $968.22      $904.16     $1,038.20      $869.88    $1,052.40     $1,022.94
Annualized Total Return
 Since Inception                4.13%         9.80%      -3.18%       -9.58%         3.82%      -13.01%        5.24%         2.29%
Period Years                     9.51          8.18        4.75         5.58          6.58         0.42         9.51          9.90

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research      Income    Opportunities    Bond       Diver. Eq.    Income     Investors Trust    Growth
                           --------     --------   -------------  ----------   ----------   ----------  ---------------  -----------
Fund Value                  $728.67     $1,076.73     $605.87     $1,014.51     $959.24      $963.58      $1,040.88       $893.47
Annualized Total Return
 Since Inception            -27.13%         7.67%     -39.41%         1.45%      -4.08%       -3.64%          4.09%       -10.65%
Period Years                   2.49          9.90        2.49          9.90        8.18         5.58           9.90          3.75

                                          Putnam                   Small &
                            MFS Total     Growth:       Real       Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return       Voyager      Estate      Value*     Balanced     Technology    Utility     High Inc.
                            ---------    ---------    ---------   --------   ----------    ----------    -------     ---------
Fund Value                  $1,087.19    $1,032.72    $1,026.78    $941.35   $1,033.39       $421.28      $975.23    $1,041.33
Annualized Total Return
 Since Inception                8.72%        3.27%        2.68%     -5.86%       3.34%       -57.87%       -2.48%        4.13%
Period Years                     8.18         9.90         5.58       0.42        6.58          2.49         6.58         8.18

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT     Comstock VK      Income VK         Growth AFS        Growth AFS          AFS
                               -----------    -----------      ---------         -----------       -----------      -------------
Fund Value                     $1,095.03        $959.79        $1,060.59          $1,042.22         $1,118.41         $1,105.45
Annualized Total Return
 Since Inception                   9.50%         -4.02%            6.06%              4.22%            11.84%            10.55%
Period Years                       13.06           3.67             6.02               5.67             18.91             18.91

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF HYPOTHETICAL ANNUAL RETURN

     UNIT VALUES:

                           Capital        Gov'T &                    Natural    Aggressive    Alliance      Asset       Blue Chip
                         Appreciation   Quality Bond     Growth     Resources     Growth       Growth    Allocation      Growth
                         ------------   ------------   ----------   ---------   ----------    ---------  ----------     ---------
Inception Dates           03/23/87       09/05/84       09/05/84     01/04/88    06/03/96     02/09/93     07/01/93      07/05/00
Inception Date
 Unit Value                 $10.00         $10.00         $10.00       $10.00      $10.00       $10.00       $10.00        $10.00
12/31/2002                  $11.08         $10.74         $10.96       $10.58      $10.00       $10.83       $10.57         $7.05

                                           Davis       Dogs Of                   Federated
                            Corporate     Venture        Wall       Emerging      American      Foreign     Global        Global
                               Bond         Value       Street       Markets      Leaders        Value       Bond        Equities
                            ---------     ---------    --------     --------     ---------      -------    ---------     --------
Inception Dates              07/01/93     10/28/94     04/01/98     06/02/97      06/03/96      08/01/02   07/01/93      02/09/93
Inception Date
 Unit Value                    $10.00       $10.00       $10.00       $10.00        $10.00        $10.00     $10.00        $10.00
12/31/2002                     $10.41       $10.98        $9.68        $9.04        $10.38         $8.70     $10.52        $10.23

                           Goldman                                                          Internat'L       MFS
                            Sachs       Growth &      Growth      High-Yield   Internat'L   Growth &     Massachusetts   MFS Mid-Cap
                           Research      Income    Opportunities    Bond       Diver. Eq.    Income     Investors Trust    Growth
                           --------     --------   -------------  ----------   ----------   ----------  ---------------  -----------
Inception Dates            07/05/00     02/09/93     07/05/00     02/09/93      10/28/94     06/02/97      02/09/93      04/01/99
Inception Date Unit
 Value                       $10.00       $10.00       $10.00       $10.00        $10.00       $10.00        $10.00        $10.00
12/31/2002                    $7.29       $10.77        $6.06       $10.15         $9.59        $9.64        $10.41         $8.93

                                          Putnam                   Small &
                            MFS Total     Growth:       Real       Mid-Cap   Sunamerica                  Telecom     Worldwide
                             Return       Voyager      Estate      Value*     Balanced     Technology    Utility     High Inc.
                            ---------    ---------    ---------   --------   ----------    ----------    -------     ---------
Inception Dates              10/28/94     02/09/93     06/02/97   08/01/02    06/03/96      07/05/00     06/03/96    10/28/94
Inception Date Unit
 Value                         $10.00       $10.00       $10.00     $10.00      $10.00        $10.00       $10.00      $10.00
12/31/2002                     $10.87       $10.33       $10.27      $9.41      $10.33         $4.21        $9.75      $10.41

                               Growth And                      Growth And          Global                           Growth Income
                               Income LAT     Comstock VK      Income VK         Growth AFS        Growth AFS          AFS
                               -----------    -----------      ----------        -----------       -----------      -------------
Inception Dates                 12/11/89       04/30/99         12/23/96           04/30/97          02/08/84         02/08/84
Inception Date Unit
 Value                            $10.00         $10.00           $10.00             $10.00            $10.00           $10.00
12/31/2002                        $10.95          $9.60           $10.61             $10.42            $11.18           $11.05